UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

FENNEC PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

001-32295

(Commission File Number)

British Columbia, Canada	20-0442384
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 636-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares, no par value	FENC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Securities Purchase Agreement and Third Closing of Financing Transaction

As previously disclosed in the Current Reports on Form 8-K filed by Fennec Pharmaceuticals Inc. (the “Company”) on August 1, 2022, August 22, 2022 and September 26, 2022 (the “Prior Form 8-K Filings”), the Company previously entered into a Securities Purchase Agreement, dated August 1, 2022 (the “SPA), with Petrichor Opportunities Fund I LP (the “Investor”) in connection with the issuance of up to $45,000,000 of senior secured floating rate convertible notes (the “Notes”), issuable in multiple tranches, and previously closed on an initial tranche of $5,000,000 on August 19, 2022 and a second tranche of $20,000,000 on September 23, 2022 on the terms described in the respective Prior Form 8-K Filings.

On December 4, 2023, the Company closed a third tranche under the SPA in the amount of $5,000,000 and issued the Investor a Note in the same amount (the “Third Closing Note”). and the Third Closing Note is convertible at a price equal to $7.89 per share, calculated as a 20% premium of the 5-day volume weighted average price of the Company’s common shares as traded on the Nasdaq Capital Market immediately prior to September 20, 2022, which was the date the Company obtained FDA approval of PEDMARK®.

Also on December 4, 2023, the Company entered into a First Amendment to the Securities Purchase Agreement (the “SPA Amendment”) with the Investor, which, among other things, extends the period that the Company may draw the remaining $15,000,000 under the SPA from December 31, 2023 to December 31, 2024. Subsequent draws are subject to mutual agreement of the Company and the Investor and will be represented by Notes that will also be convertible at a price equal to $7.89 per share.

The Notes are being offered and sold to the Investor pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D as promulgated thereunder.

Notes

As with the other Notes, the Third Closing Note is a senior secured obligation of the Company. Unless earlier converted or redeemed, the Third Closing Note will mature on August 19, 2027.

The Third Closing Note accrues interest at a rate equal to the greater of (a) US Prime Rate or (b) three and one-half percent (3.5%), plus the applicable margin of four and one-half percent (4.5%) on the outstanding balance of the Third Closing Note, payable quarterly on the first business day of each calendar quarter. For the first twelve (12) months following the respective closing date for The Third Closing Note, all on the outstanding balance of the Third Closing Note will be paid-in-kind.

Prior to the maturity, a holder of the Third Closing Note will have the right to convert the principal and any accrued but unpaid interest into the Company’s common shares at a conversion price of $7.89 per share, subject to certain adjustments as set forth in the Third Closing Note.

At any time after August 19, 2025, the Company has the right to redeem all, but not less than all, of the outstanding Notes for cash prior to the Maturity Date, at a redemption premium on such amount as follows: (a) prior to August 19, 2026, 110%; and (b) after August 19, 2026 but on or prior to August 19, 2027, 107.5% (the “Redemption Premium”).

Upon the occurrence of certain events of default as set forth in the Notes (other than events of default relating to bankruptcy, insolvency, reorganization or liquidation proceedings) or a change of control, a holder of the Notes may require the Company to redeem all or any portion of its Notes at the applicable Redemption Premium. If certain events of default relating to bankruptcy, insolvency, reorganization or liquidation proceedings occur, all outstanding principal and accrued and unpaid interest (plus any accrued and unpaid late charges) will automatically become due and payable at the applicable Redemption Premium.

The Notes contain certain covenants and restrictions, including, among others, that, for so long as the Notes are outstanding, the Company will not incur any indebtedness (other than permitted indebtedness under the Notes), permit liens on its properties (other that permitted liens under the Notes), make payments on junior securities, make dividends or transfer certain assets or permit its unrestricted cash to be less than a minimum amount.

The foregoing description of the SPA, theSPA Amendment the Third Closing Note, and the other Notes is not complete and is qualified in its entirety by reference to the full text of the Third Closing Note and SPA Amendment, which are filed as Exhibits 4.1 and 10.1 to this Current Report on Form 8-K, and the full text of the SPA and the other Notes, which are filed as exhibits to the Prior Form 8-K Filings, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On December 5, 2023, the Company issued a news release announcing the Third Closing Note and the SPA Amendment. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Third Closing Note

10.1	First Amendment to the Securities Purchase Agreement

99.1	Press Release dated December 5, 2023

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENNEC PHARMACEUTICALS INC.

Date December 5, 2023	By:	/s/ Robert Andrade
Robert Andrade
Chief Financial Officer